Seasoned energy-sector finance executive transitions from Interim to permanent CFO role

DENVER, COLORADO – Spruce Power Holding Corporation (NYSE: SPRU) (“Spruce” or the “Company”), a leading owner and operator of distributed residential solar energy assets across the United States, today announced that Thomas Cimino has been appointed Chief Financial Officer, effective immediately. Cimino had served as Interim CFO since June 2025 and formally executed his employment agreement with the company on December 3, 2025.

“We are excited to officially appoint Tom as our Chief Financial Officer,” said Chris Hayes, Chief Executive Officer of Spruce Power. “Since stepping in as Interim CFO, Tom has demonstrated exceptional financial leadership, strengthened our internal controls, and helped advance our operational and capital-allocation strategy. His deep experience across energy, infrastructure, and capital markets makes him the right leader to guide Spruce Power’s financial organization as we continue to drive discipline, stability, and long-term value creation.”

Cimino brings more than 25 years of senior financial leadership experience, including roles as:

Chief Financial Officer, Vantage Drilling International
Chief Financial Officer, AEI Services
Executive Vice President of Finance and Administration, EnfraGen

Earlier in his career, he served at the U.S. Securities and Exchange Commission, worked in the Global Capital Markets Group at PwC, and began his public-accounting career with KPMG.

“I am honored to step into the permanent CFO position at such an important time for Spruce Power,” said Cimino. “We have a strong strategy and a dedicated team focused on delivering dependable clean-energy solutions to homeowners. I look forward to continuing to strengthen our financial foundation and supporting the company’s growth.”

About Spruce Power

Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from approximately 85,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder. Forward-looking statements generally are characterized by the use of certain words or phrases (and their derivatives) such as “believe,” “continue,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “goals,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this release include statements regarding the Company’s strategic priorities and financial outlook including the Company's prospects for long-term growth in revenues, cash flows and earnings. These statements are based on our current plans and strategies, as well as various assumptions, whether or not identified in this press release, and on the current expectations of management, all of which management believes are reasonable as of the date of this report, and reflect our current assessment of the risks and uncertainties related to the Company’s business and are made as of the date of this press release. Although we believe that our expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of our existing knowledge about the Company’s business and operations, there can be no assurance that actual future results, performance or achievements of, or trends affecting, us will not differ materially from any future results, performance, achievements or trends expressed or implied by such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by forward-looking statements, including but not limited to: expectations regarding the growth of the solar industry and home electrification; uncertainties relating to the solar energy industry; the ability to identify and complete strategic acquisitions or strategic relationships; our ability to successfully integrate acquisitions; the ability to develop and market new products and services; the effects of pending and future legislation; the highly competitive nature of the Company’s business and markets; the ability to execute on and consummate business plans in anticipated time frames; litigation, complaints, product liability claims, government investigations and/or adverse publicity; cost increases or shortages in the materials necessary to support the Company’s products and services; the introduction of new technologies; the impact of natural disasters and other events beyond our control, such as hurricanes, wildfires or pandemics, on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience; privacy and data protection laws, privacy or data breaches, or the loss of data; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital, including the availability and cost of borrowings; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC in the future. These factors are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For More Information

Investor Contact: investors@sprucepower.com
Media Contact: publicrelations@sprucepower.com